UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 8, 2019

SJW Group

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-8966	77-0066628
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 W. Taylor Street

San Jose, California 95110

(Address of principal executive offices, including zip code)

(408) 279-7800

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.001 per share	SJW	New York Stock Exchange LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

On October 9, 2019, SJW Group, a Delaware corporation (“SJW”), completed its previously announced acquisition of Connecticut Water Service, Inc., a Connecticut corporation (“CTWS”) pursuant to the terms of the Second Amended and Restated Agreement and Plan of Merger, dated as of August 5, 2018, by and among SJW, Hydro Sub, Inc., a Connecticut corporation and a wholly-owned subsidiary of SJW, and CTWS.

This Amendment No. 1 on Form 8-K/A is being filed to amend Item 9.01(a) and (b) of the Current Report on Form 8-K that SJW filed with the Securities and Exchange Commission (“SEC”) on October 9, 2019 regarding the completion of its acquisition of CTWS to include the historical financial statements of CTWS required by Item 9.01(a) of Form 8-K and the pro forma financial information required by Item 9.01(b) of Form 8-K. Except as set forth herein, no modifications have been made to information contained in the Form 8-K filed with the SEC on October 9, 2019.

Item 9.01	Financial Statements and Exhibits.

(a)    Financial Statements of Business Acquired.

The audited consolidated financial statements of CTWS as of December 31, 2018 and 2017, and for each of the three years ended December 31, 2018, together with the notes related thereto and the Report of Independent Registered Public Accounting Firm thereon and the unaudited financial statements of CTWS as of and for the six month period ended June 30, 2019, are filed as Exhibits 99.1 and 99.2, respectively, to this Form 8-K/A and incorporated by reference herein. The consent of Baker Tilly Virchow Krause, LLP, CTWS’ independent registered public accounting firm, is attached as Exhibit 23.1 to this Form 8-K/A.

(b)    Pro Forma Financial Information.

The unaudited pro forma condensed combined balance sheet for SJW, after giving effect to the acquisition of CTWS and adjustments described in such pro forma financial information, is attached hereto as Exhibit 99.3 to this Form 8-K/A and incorporated by reference herein.

(d)    Exhibits

Exhibit Index

Exhibit No.	Description

23.1	Consent of Baker Tilly Virchow Krause, LLP

99.1

Audited consolidated financial statements of CTWS as of December 31, 2018 and December 31, 2017 and for each of the three years ended December 31, 2018 and the notes related thereto and the Report of Independent Registered Public Accounting Firm thereon (incorporated by reference to pages 52 through 96 of CTWS’ Annual Report on Form 10-K for the year ended December 31, 2018 (SEC File No. 000-08084), filed with the SEC on February 28, 2019)

99.2

Unaudited condensed consolidated financial statements of CTWS as of June 30, 2019 and for the six-month period ended June 30, 2019 and the notes related thereto (incorporated by reference to pages 4 through 25 of CTWS’ Quarterly Report on Form 10-Q for the quarter ended June 30, 2019 (SEC File No. 000-08084), filed with the SEC on August 8, 2019)

99.3

Unaudited Pro Forma Condensed Combined Balance Sheet as of June 30, 2019 and the Unaudited Pro Forma Condensed Combined Statement of Operations for the fiscal year ended December 31, 2018 and for the six months ended June 30, 2019, giving effect to the acquisition of CTWS.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SJW GROUP

Date: December 20, 2019	/s/ James P. Lynch
James P. Lynch, Chief Financial Officer and Treasurer